SUMMARY PROSPECTUS | May 22, 2022
Procure ETF Trust II
Procure Disaster Recovery Strategy ETF (FEMA)*

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated May 22, 2022 and statement of additional information dated May 22, 2022, as previously supplemented, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.ProcureETFs.com, by sending an email request to info@procuream.com or by calling ProcureAM LLC at 866-690-3837.

* This product is neither associated with, nor endorsed by, the Federal Emergency Management Agency.

FEMA Listed on Nasdaq Stock Market LLC    |   CUSIP # 74280R304

Not FDIC Insured   |   May Lose Value   |   No Bank Guarantee

Summary Information

Procure Disaster Recovery Strategy ETF
Investment Objective
The Procure Disaster Recovery Strategy ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the VettaFi Natural Disaster Recovery Index (the “Underlying Index”) developed by GKD Index Partners, LLC, doing business as Alerian (the “Index Provider”). The Fund is neither associated with, nor endorsed by, the Federal Emergency Management Agency.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%
(1) Estimated for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$75	$240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategy
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correlate to the performance, before the Fund’s fees and expenses, of the Underlying Index.
The Underlying Index consists of globally-listed stocks and depositary receipts. Companies eligible for inclusion in the Underlying Index include (i) companies that are in the home improvement sub-industry as categorized by ICE; (ii) companies that are materially engaged in the development and production of emergency/backup power generators and batteries that are in the electrical components and power equipment sub-industry as categorized by ICE; and (iii) companies with government contracts that aid in natural disaster relief or mitigation within the last five years, as determined by key word hits in publicly available data. Companies in the following sub-industries are excluded from the Underlying Index: diversified defense contractors, aerospace engineering & components, and industrial conglomerates. In addition, companies whose only involvement with natural disasters is the development and provision of communication equipment or services are excluded from the Underlying Index. Companies in the Underlying Index are equally weighted.

The component companies of the Underlying Index are small-capitalization, medium-capitalization, and large-capitalization listed equity securities and depositary receipts. Securities with a price below US$1 or a total market capitalization less than US$250 million are excluded from the Underlying Index. In addition, the Underlying Index excludes companies listed in Taiwan or Korea.
The Underlying Index is owned and developed by GKD Index Partners, LLC d/b/a/ Alerian (“Alerian” or the “Index Provider”) and is calculated by Refinitiv US LLC (“Refinitiv”). Alerian and Refinitiv are not affiliated with ProcureAM, LLC, the Fund’s investment advisor (the “Advisor”), or the Fund’s distributor.
The Underlying Index is rebalanced (i.e., the weights of the Underlying Index components are reset) on a quarterly basis in March, June, September, and December and is reconstituted (i.e., Underlying Index components are added or deleted) on an annual basis each March. Underlying Index components are selected on the last business day of the month prior to reconstitution..
The Board of Trustees (the “Board”) of the Trust may change the Fund’s investment strategy, index provider or other policies without shareholder approval. Also, in certain circumstances, it may not be possible or practicable to purchase all of the component securities that make up the Underlying Index. In those circumstances, the Fund may purchase a sample of the component securities in the Underlying Index in proportions expected by the Advisor (defined below) to deliver the performance of the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index pursuant to scheduled reconstitutions and rebalancing of the Underlying Index.
The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Underlying Index is so concentrated. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Risks
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
Associated Risks of Companies Related to Natural Disasters—The Fund invests in the securities of companies that address natural or environmental disasters, including, but not limited to, earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena. Such companies can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, such products and services increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, such products and services generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
Depositary Receipt Risk— Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
Epidemic Risk— Widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Any public health emergency, including any emerging or reemergent epidemics (including, without limitation, outbreaks of coronavirus, influenza virus and Ebola virus), or the threat thereof, could have a significant adverse impact on the Fund and the securities it holds, and could adversely affect the Fund’s ability to fulfill its investment objectives. Beginning in late 2019, a novel and highly contagious form of coronavirus known as SARS-CoV-2 emerged, causing a disease referred to as COVID-19 or “coronavirus.” In March 2020, the World Health Organization declared the COVID-19 epidemic a “global pandemic,” meaning the disease was prevalent and spreading in multiple geographies. The COVID-19 pandemic has resulted in numerous deaths, adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries have reacted to reduce or mitigate the spread of COVID-19 by implementing non-pharmaceutical intervention measures (“NPIs”), such as quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar NPIs, such as closures, contactless delivery and remote work. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries. As the COVID-19 pandemic continues and governments and businesses implement NPIs, the potential economic and social impacts are increasingly uncertain and difficult to assess, but may include global, regional or other economic recessions. Any future pandemics may have a similarly adverse impact on the economy and the Fund.
In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.
Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Certain equity securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Foreign Securities Risk—The Underlying Index contains equities listed in foreign markets. These securities markets are subject to various regulations, market trading times and contractual settlement dates. Market liquidity may also differ from the U.S. equity markets as many foreign market shares trade OTC and prices are not published to the official exchanges until after the trades are completed. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Consequently, this could lead to differences between the market price of the Fund’s shares and the value of the shares of its underlying portfolio holdings.
Index Construction Risk—A stock included in the Underlying Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.
Index Risk—Although the Fund follows a defined index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking risk may be heightened and could negatively impact investors.
Industry Concentration Risk—To the extent that its Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Industrials Sector Risk — The prices of securities of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general, which may be cyclical. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims and may be adversely affected by changes or trends in commodity prices, imposition of import controls, labor relations and insurance costs.

Issuer-Specific Changes Risk—The value of an individual security or type of security can be more volatile than the total market and can perform differently from the value of the total market. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the total equity market. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity Risk—The Fund’s shares are subject to liquidity risk, which means that, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. Please also note that this adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Market Price Risk—Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange” or “NASDAQ”) and are bought and sold in the Secondary Market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value (“NAV”) and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Advisor cannot predict whether Shares will trade above (premium), below (discount) or at their NAV prices. Thus, an investor may pay more than NAV when buying Shares in the Secondary Market and receive less than NAV when selling Shares in the Secondary Market.
Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
New Fund Risk— The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Non-Correlation Risk—The Fund’s return may not match the return of the Underlying Index. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.
Non-Diversification Risk—The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Underlying Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Underlying Index.
Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Securities Lending Risk — There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result the Fund may lose money.
Small and Mid-Capitalization Securities Risk—The Fund may be subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell small- and mid-capitalization securities at a desired time or price. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small- and mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Performance Information
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ProcureETFs.com. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.
Investment Advisor
ProcureAM, LLC (the “Advisor”) is the investment advisor to the Fund.
Sub-Advisor
Penserra Capital Management LLC (the “Sub-Advisor”) serves as the sub-advisor to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are as follows:
Dustin Lewellyn, Ernesto Tong and Anand Desai of the Sub-Advisor have been appointed as the Fund’s portfolio managers.
Purchase and Sale of Fund Shares
Individual Shares of the Fund may only be purchased and sold in Secondary Market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the NASDAQ and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than (premium) or less than (discount) NAV.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ProcureETFs.com.
The Fund will issue and redeem Shares at NAV, only with Authorized Participants, and only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 25,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of specific securities specified by the Fund and distributed to the Authorized Participants via the NSCC Portfolio Composition File (“PCF”). Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investors should consult their tax advisors about specific situations.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.